Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-50958


PROSPECTUS SUPPLEMENT DATED FEBRUARY 20, 2001

(To Prospectus filed on November 30, 2000)



                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        1,579,718 Shares of Common Stock


         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.


         The table captioned "Selling Stockholders" commencing on page 3 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                 Shares to be
                                                               Offered for  the
            Selling Stockholders                             Selling Stockholder
-----------------------------------------------------        -------------------

Rajiv Kane and Sangeeta Kane                                         480

Herage 1 Ltd.                                                        274